THE SIMMS FUNDS
                                U.S. Equity Fund
                            International Equity Fund

                  Supplement dated February 11, 2003 to the
                        Prospectus dated November 1, 2002

      On February 11, 2003, the Board of Trustees of (the "Board") The Simms Funds (the "Trust") approved, adopted and entered into a plan to dissolve, liquidate and terminate the Trust and its two investment series, the U.S. Equity and International Equity Funds (the "Funds").

      Neither Fund has been able to reach an asset level that would enable it to achieve economies of scale. In addition, Simms Capital Management, Inc., each Fund's investment adviser, informed the Board that it would be unable to continue to subsidize the Funds' operations. Under these circumstances, the Board concluded that it would be in the best interests of each Fund's shareholders to dissolve, liquidate and terminate the Trust and the Funds.

      On or about February 28, 2003 (the "Liquidation Date"), each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. The Trust has suspended sales of both Funds' shares.

      You may redeem your shares in the Funds at any time prior to the Liquidation Date for cash. Alternatively, under certain circumstances, and consistent with applicable law, a Fund may satisfy redemption orders prior to the Liquidation Date by distributing its portfolio securities in kind to shareholders who so request.

      If you own your shares in a tax deferred account, such as an individual retirement account, 401(k), 403(b) or profit sharing account, your account will continue to be tax-deferred. If you plan to request a distribution before or after the Liquidation Date, we suggest that you consult your tax adviser to determine the tax consequences, if any, of such a distribution.

      Either Fund may begin to sell its portfolio securities for cash in anticipation of the liquidation. To the extent it sells its securities for this purpose, a Fund will not be pursuing its stated investment objective.

      If you have any questions, please call us at 1-877-GET-SIMS
(1-877-438-7467).